EXHIBIT 32.1




                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dahua Inc. (the "Company") on Form 10-QSB/A for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Yonglin Du, CEO and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 11, 2006


/s/ Yonglin Du
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Yonglin Du
CEO and President